UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): March 28, 2017

SeaSpine Holdings Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-36095	47-3251758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 727-8399
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm.
On March 28, 2017, the Audit Committee of the Board of Directors (the Audit Committee) of SeaSpine Holdings Corporation (the Company) dismissed PricewaterhouseCoopers LLP (PwC) as the Company’s independent registered public accounting firm.
PwC’s audit reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s two most recent fiscal years, which ended December 31, 2016 and December 31, 2015, and the subsequent interim period through March 28, 2017, (i) there were no “disagreements” (within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in connection with their reports; and (ii) there were no “reportable events” (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K).
In accordance with Item 304(a)(3) of Regulation S-K, the Company has requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not PwC agrees with above statements of the Company in this Item 4.01. PwC furnished the requested letter, stating its agreement with such statements, and a copy is filed as Exhibit 16.1.
(b) Engagement of New Independent Registered Public Accounting Firm.
On March 28, 2017, the Audit Committee approved the engagement of RSM US LLP (RSM) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. During the Company’s two most recent fiscal years and the subsequent interim period through March 28, 2017, neither the Company, nor any person acting on its behalf, consulted RSM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of the audit opinion that might be rendered on the Company’s financial statements, and RSM did not provide any written report or oral advice to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2017	SeaSpine Holdings Corporation

By:	/s/ Patrick Keran
Name:	Patrick Keran
Title:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 31, 2017